UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8 - K

                          CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report April 30, 1998


    COMMISSION FILE NO. 0-24812


                     BRASSIE GOLF CORPORATION
------------------------------------------------------------------------
      (Exact name of registrant as specified in its charter)


                DELAWARE                            56-1781650
--------------------------------       -----------------------------
   (State or other jurisdiction of    (I.R.S. Employer Identification No.)
  incorporation or organization)

             One Tampa City Center, Suite 200, Tampa, FL 33602
------------------------------------------------------------------------------
                  (Address of principal executive offices)


                               (813) 222-0611
------------------------------------------------------------------------------
            (Registrant's telephone number, including area code)


Check whether the registrant:  (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes |X| No |_|

                        BRASSIE GOLF CORPORATION

                               FORM 8 - K

                           TABLE OF CONTENTS




Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets - None

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events.....................................................Page 3

Item 6.  Resignations of Registrant's Directors - None

Item 7.  Financial Statements and Exhibits - None

Signatures................................................................Page 4

Exhibits

2.1 Stock Purchase Agreement effective as of April 15, 1998 by and among (i) BRASSIE GOLF CORPORATION, a Delaware corporation ("Brassie"); (ii) DIVOT GOLF CORPORATION, a Florida corporation (the "Acquired Entity"); and (iii) JOSEPH R. CELLURA ("Cellura") an individual residing in the State of Florida and who is the sole  shareholder of the Acquired Entity (the "Seller")....Page 5







                              Page 2 of 4
2

ITEM 5.  Other Events

On April 15, 1998, the Company completed its $500,000 stock acquisition of Divot Golf Corporation ("Divot"), a Florida corporation. The Divot stock was acquired from its sole shareholder, Joseph R. Cellura, for a combination of (i)$300,000 in cash and (ii) a short term promissory note in the principal amount of $200,000 (the "Note"). The Note provides for interest to accrue at 6% per annum, payable quarterly beginning June 30, 1998, with all principal and unpaid interest due on October 15,1998. The Company had previously announced in a press release on December 10, 1997 that a definitive agreement had been reached with Divot and that the Company made a refundable cash deposit of $300,000 toward the purchase price at that time. The assets of Divot include its name, certain patent and licensing rights, and molds for producing a divot repair tool.

The Company will account for the transaction under the purchase method of accounting, in accordance with generally accepted accounting principles.

Mr Cellura serves as Director, Chairman of the Board, and Chief Executive Officer of the Company. The Board believes that the terms of this transaction are commercially reasonable.


                                   Page 3 of 4
3

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


                            BRASSIE GOLF CORPORATION


                                  By: /s/ Clifford F. Bagnall
                                      -----------------------------
                                      Clifford F. Bagnall
                                      Chief Operating Officer

Date: April 30, 1998



                               Page 4 of 4
4